[VANGUARD INSTITUTIONAL INDEX FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Institutional Index Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

        As a shareholder in Vanguard's Index Funds since their inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

        I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

        As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

        In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

/s/ JOHN C. BOGLE
-----------------

VANGUARD INSTITUTIONAL INDEX FUND IS DESIGNED PRIMARILY FOR INSTITUTIONAL INVESTORS. THE FUND'S PRIMARY OBJECTIVE IS TO MATCH THE PERFORMANCE OF THE UNMANAGED STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX.

                               CHAIRMAN'S LETTER

TO OUR SHAREHOLDERS:

Rising in almost straight-line fashion throughout 1995, the U.S. stock market last year provided its best total return in over thirty years. Vanguard Institutional Index Fund was among the leading mutual funds in a roaring bull market, providing a return of +37.60%--the highest in our history--during the twelve months ended December 31, 1995. Our Fund did an exemplary job of tracking the Index and earned a return that outpaced fully 85% of all general equity mutual funds.

        The total return (capital change plus reinvested dividends) of the Fund actually outpaced, by the narrowest of margins, its target benchmark, the unmanaged Standard & Poor's 500 Composite Stock Price Index during the year, as shown in this table:


----------------------------------------------------------------------
                                                       TOTAL RETURN
                                                    ------------------
                                                        YEAR ENDED
                                                    DECEMBER 31, 1995
----------------------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND                         +37.60%
----------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX                               +37.58%
----------------------------------------------------------------------

"Standard & Poor's(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

The Fund's return is based on net asset values of $43.22 per share on December 31, 1994, and $57.93 on December 31, 1995, with the latter figure adjusted to take into account four quarterly dividends from net investment income totaling $1.27 per share and a distribution of $0.16 per share from net realized capital gains.

THE STOCK MARKET IN 1995

The great bull market in stocks we enjoyed during the year was virtually uninterrupted, as stock prices rose in eleven of the past twelve months. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. By year's end, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

        There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, particularly in the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

        This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

        The huge decline in interest rates during the year not only provided a major stimulus to the stock market but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during our 1995 fiscal year, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

        This improvement in the actual (and expected) interest rate environment was caused

[FIGURE 2]

largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990S SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. So far during the 1990s, there has been little overall difference between the two investment styles, as shown in the upper chart to the left, despite some considerable year-to-year variations. For the six years, on balance, the average annual returns were: Standard & Poor's Growth Index +13.3%; Standard & Poor's Value Index +12.6%.

        In terms of market capitalization, there was a clear progression of returns during 1995. Large-cap stocks led the way (+37.6%), followed by mid-cap stocks (+33.5%), followed in turn by small-cap stocks (+28.4%). As shown in the upper right-hand chart, however, during the 1990s, there has been little from which to distinguish the three capitalization classes, just as has been the case between the growth and value objectives. In short, the various market segments seem to enjoy cycles of superiority in their (unpredictable) turns. But, over longer periods, their respective returns tend to converge.

        I should add that the extraordinary gains achieved by stocks in the great bull market of 1995 have materially added to the total return of the Standard & Poor's 500 Index so far during the 1990s. One year ago, the five-year return on the Index averaged just +8.7% annually. When we tack on an ebullient 1995, the six-year return rises sharply, to +13.1%. These two returns, in substance, nicely bracket the +10.7% long-term (since 1926) return on stocks. In any event, I would be very surprised if the decade of the 1990s, when it comes to its conclusion, will have matched the average return on stocks of +17.5% per year during the Golden Eighties.

VANGUARD INSTITUTIONAL INDEX FUND IN 1995

During 1995, the Fund continued its excellent record of tracking the Standard & Poor's 500 Index. Our return of +37.60% was just a hair better than the return of +37.58% for the Index during the year, in spite of our expense ratio, minuscule as it may be. Our expenses amounted to only 0.06% of assets in 1995, as far as we know, the lowest of any equity mutual fund in the United States.

        The most important fact about 1995 is doubtless that investors in sound, broadly diversified U.S. equity funds earned very large returns, mostly ranging from +25% to +40%. Their returns reflected a sort of breakout from the much more modest annual gains of about +9% during the first five years of the decade.

        In markets of such force, it is surprising that the more conservative large-cap funds led the way. Surprising or not, our Fund outpaced fully 85% of all general equity mutual funds, touching the all-time high ranking it achieved in 1972.(1) Indeed, our Fund's return of +37.6% surpassed the +31.1% return of the average general equity fund by a remarkable margin of 6.5 percentage points. The basis for this advantage can be attributed to the Index's emphasis on the large blue-chip stocks, which led the market upward in 1995. When the blue-chip stocks trail their smaller more aggressive cousins, this percentage will dwindle, perhaps even strongly.

A LONGER-TERM PERSPECTIVE

It should go without saying that neither the giant absolute return nor the significant relative return we achieved in 1995 should be considered a representation of future returns. Nevertheless, over the years the Standard & Poor's 500 Index has proved to be a remarkably difficult measure for active managers to surpass. The chart below makes this point by showing the percentage of general equity funds outpaced by the Index in each of the past 25 years.

                                                                  (continued)


----------------
(1) When we published our booklet The Triumph Of Indexing in early 1995, little did we know that the year would work out so favorably for index funds.

[FIGURE 3]

        The chart clearly shows that the odds have favored the Index. Why? Because the Index rarely outperforms fewer than 30% of the equity funds and often outperforms more than 70%. To put a finer point on it, the differences are presented in the table below:


-------------------------------------------------------
 PERCENTAGE OF STOCK FUNDS
      OUTPACED BY THE
 STANDARD & POOR'S 500 INDEX            NUMBER OF YEARS
-------------------------------------------------------
       LESS THAN 30%                           2
       30% TO 49%                              8
       50% TO 70%                              5
       MORE THAN 70%                          10
-------------------------------------------------------

In short, the secret of long-term success in investment performance is: (1) not being very bad very often; (2) accepting the fact that most years will be in the average range; and (3) frequently being very good. Clearly, 1995 was an outstanding example of this final factor.

        Both the chart and the summary table illustrate the inherent strength of the indexing concept. That said, you should be aware that, while the Standard & Poor's 500 Index has tracked the total stock market very well over time, it presently represents only about 70% of the market value of the total U.S. stock market. In contrast, as noted earlier, the typical general equity fund maintains substantial holdings in the smaller stocks that compose the remaining 30% of the market. Therefore, I would emphasize, especially after the superlative 1995 return of the Index relative to most equity funds, that there will be years when sub-average returns will (not "may") occur. When such years occur, please don't be concerned. Indexing is not designed to be a year-to-year phenomenon, but a rational and productive long-range strategy.

        Lest there be any mystery about the "secret" of indexing, the basis of its success is straightforward. It assumes that: (1) all investors (including professional managers as a group) will earn the same aggregate gross return as the stock market as a whole (say,


[FIGURE 4]

 Average Annual Total Returns--Periods Ended December 31, 1995
------------------------------------------------------------------
                                                          Since
                                  1 Year    5 Years     Inception*
------------------------------------------------------------------
INSTITUTIONAL INDEX FUND          +37.60%   +16.54%     +13.92%
AVERAGE GENERAL EQUITY FUND       +31.07    +16.45      +13.34
STANDARD & POOR'S 500 INDEX       +37.58    +16.59      +13.97

*Inception, July 31, 1990.

Note: Past performance is not predictive of future performance.

[FIGURE 5]

+10% per year); and (2) that the net returns actually received by investors will equal their gross returns less any sales charges, advisory fees, other operating expenses, and portfolio turnover costs. That's really all there is to it.

SOME ACTIVELY MANAGED FUNDS DO BETTER

There are, without question, some actively managed funds that have outpaced the Standard & Poor's 500 Index over extended periods in the past. And most investors will, and do, seek them out no matter how difficult it is to identify them in advance. Such investors should realize that they face unfavorable odds against finding funds that will outpace the Index, and very long odds indeed against finding funds that will outpace the Index returns by a significant margin.

        To make this point, the chart above compares the ten-year return of Vanguard's oldest and largest index fund--Vanguard Index Trust-500 Portfolio--with those of the 273 diversified mutual funds following value and growth strategies that were in operation during the full period. It is startling to see that only 46 of the 273 actively managed funds outpaced the 500 Portfolio and 227 did not. The chances of successfully selecting such a fund, then, would be about one in six.

        It is even more startling to see that, if we define a 2% positive or negative margin as "statistically significant," only 15 of the 273 funds (5%) achieved a significant advantage, while 129 (47%) incurred a significant disadvantage. The chances of significantly outperforming, then, were about one in eighteen. In short, the odds favor indexing. That is no doubt why, in its August 1995 issue, Money magazine headlined: VANGUARD WINS: "INDEX FUNDS SHOULD BE THE CORE OF MOST PORTFOLIOS TODAY."

IN SUMMARY

The competitiveness of indexing as a long-term investment strategy was reaffirmed in 1995. The strength of the stock market during the year surprised most observers, myself included. Vanguard Institutional Index Fund benefited particularly because: (1) it was--at all times--100% invested in the bull market; (2) large capitalization stocks--which dominate the Standard & Poor's 500 Index and thus our Fund--led the market; and (3) we have an ongoing low-cost advantage. The Fund, now five and one-half years old, has succeeded in meeting its objectives and has been well recognized by the marketplace. Total assets grew to $6.7 billion at year-end 1995.

        I should note that the Fund's sibling, the 500 Portfolio of Vanguard Index Trust, will celebrate its twentieth anniversary this coming August. This Portfolio, virtually identical to Vanguard Institutional Index Fund but carrying a slightly higher annual expense ratio (0.20% in 1995 for the Trust versus 0.06% for the Fund), has demonstrated the same investment characteristics and nearly identical relative performance. The Trust's assets are presently $17.4 billion.

        That said, 1995 was an extraordinarily bountiful year for shareholders of Vanguard Institutional Index Fund. We should all take (only) a moment to bask in the light of its generous rewards. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in the stock market may well come home to roost in 1996 and erode its 1995 bounty. Put even more bluntly, shareholders in our Institutional Index Fund, for example, enjoyed an enhancement of nearly +38% in value during the year. With this gain now behind us, even significant market declines seem unlikely to take shareholders back to where they were--presumably with satisfaction--just one year ago.

        Under these circumstances, what course of action should Vanguard Institutional Index Fund's shareholders follow? In our Annual Report one year ago, under very different circumstances, I urged you to "stay the course," despite the lackluster returns provided by equities during the year. Today, you should recognize that, despite the short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and (2) following an erratic and ever-changing course. For our part, we intend to manage the Fund under the same time-tested indexing strategy we have followed for nearly a score of years. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

January 12, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.


AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                                        SINCE INCEPTION
                                                                                 -----------------------------
                                            INCEPTION                             TOTAL     CAPITAL     INCOME
                                               DATE       1 YEAR     5 YEARS     RETURN      RETURN     RETURN
                                               ----       ------     -------     ------     -------     ------
VANGUARD INSTITUTIONAL INDEX FUND             7/31/90    +37.60%     +16.54%     +13.92%     +10.73%    +3.19%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                         TOTAL INVESTMENT RETURN TABLE


The following table illustrates the results of a single-share investment in VANGUARD INSTITUTIONAL INDEX FUND since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.


--------------------------------------------------------------------------------------------------------------------------------
PERIOD                               PER SHARE DATA                                             TOTAL INVESTMENT RETURN*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           Institutional Index Fund      S&P 500
                                                                 Value with Income     -------------------------------  --------
Year Ended       Net Asset      Capital Gains     Income       Dividends & Capital    Capital     Income       Total       Total
December 31          Value      Distributions  Dividends          Gains Reinvested     Return     Return      Return      Return
--------------------------------------------------------------------------------------------------------------------------------
INITIAL (7/90)      $34.10                 --         --                    $34.10      --         --          --          --
--------------------------------------------------------------------------------------------------------------------------------
1990                 31.62                 --      $ .52                     32.14     - 7.3%      +1.6%      - 5.7%       - 5.7%
--------------------------------------------------------------------------------------------------------------------------------
1991                 39.91               $.06       1.16                     41.89     +26.4       +3.9       +30.3        +30.5
--------------------------------------------------------------------------------------------------------------------------------
1992                 41.45                .25       1.17                     45.05     + 4.5       +3.0       + 7.5        + 7.6
--------------------------------------------------------------------------------------------------------------------------------
1993                 44.20                .18       1.19                     49.56     + 7.1       +2.9       +10.0        +10.1
--------------------------------------------------------------------------------------------------------------------------------
1994                 43.22                .34       1.21                     50.21     - 1.5       +2.8       + 1.3        + 1.3
--------------------------------------------------------------------------------------------------------------------------------
1995                 57.93                .16       1.27                     69.10     +34.4       +3.2       +37.6        +37.6
--------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                     +102.6%      +103.1%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                   +13.9%      + 14.0%
--------------------------------------------------------------------------------------------------------------------------------

* Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995


                                                                                Market
                                                                                 Value
                                                              Shares            (000)+
--------------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------------
   General Electric Co.                                    2,418,638       $   174,142
   AT&T Corp.                                              2,305,152           149,259
   Exxon Corp.                                             1,798,165           144,078
   The Coca-Cola Co.                                       1,816,445           134,871
   Merck & Co., Inc.                                       1,789,073           117,632
   Philip Morris Cos., Inc.                                1,216,406           110,085
   Royal Dutch Petroleum Co. ADR                             776,236           109,546
   Procter & Gamble Co.                                      993,807            82,486
   Johnson & Johnson                                         937,997            80,316
   International Business
    Machines Corp.                                           823,561            75,562
*  Microsoft Corp.                                           857,669            75,260
   Wal-Mart Stores, Inc.                                   3,324,440            74,384
   Intel Corp.                                             1,192,482            67,673
   Mobil Corp.                                               572,834            64,157
   PepsiCo, Inc.                                           1,140,954            63,751
   American International
     Group, Inc.                                             686,539            63,505
   Bristol-Myers Squibb Co.                                  734,428            63,069
   BellSouth Corp.                                         1,438,584            62,578
   Hewlett-Packard Co.                                       741,129            62,070
   GTE Corp.                                               1,405,243            61,831
   Pfizer, Inc.                                              918,399            57,859
   General Motors Corp.                                    1,082,272            57,225
   E.I. du Pont de Nemours & Co.                             804,179            56,192
   Amoco Corp.                                               719,337            51,702
   SBC Communications Inc.                                   882,438            50,740
   Chevron Corp.                                             944,491            49,586
   Federal National Mortgage Assn.                           394,993            49,028
   Motorola, Inc.                                            854,098            48,684
   Abbott Laboratories, Inc.                               1,144,666            47,790
   Ameritech Corp.                                           802,086            47,323
   McDonald's Corp.                                        1,004,923            45,347
   Ford Motor Co.                                          1,555,351            45,105
   Eli Lilly & Co.                                           798,669            44,925
   The Walt Disney Co.                                       756,964            44,661
   American Home Products Corp.                              452,798            43,921
   Bell Atlantic Corp.                                       633,215            42,346
   Citicorp                                                  615,476            41,391
   Minnesota Mining &
    Manufacturing Co.                                        607,672            40,258
   The Boeing Co.                                            496,924            38,946
   BankAmerica Corp.                                         535,784            34,692
   Gillette Co.                                              642,585            33,495
   NYNEX Corp.                                               618,805            33,415
   Kimberly-Clark Corp.                                      403,285            33,372
   Eastman Kodak Co.                                         494,951            33,162
   Home Depot, Inc.                                          690,415            33,054
   Columbia/HCA Healthcare Corp.                             644,621            32,714
   Unilever NV ADR                                           231,736            32,617
   Chrysler Corp.                                            554,006            30,678
   Texaco Inc.                                               382,464            30,023
*  Cisco Systems, Inc.                                       396,203            29,567
   Schering-Plough Corp.                                     532,265            29,141
   Travelers Group Inc.                                      462,109            29,055
   American Express Co.                                      701,491            29,024
*  Pharmacia & Upjohn, Inc.                                  729,382            28,264
   Capital Cities/ABC, Inc.                                  222,872            27,497
   NationsBank, Inc.                                         391,036            27,226
   Allstate Corp.                                            649,290            26,702
   Dow Chemical Co.                                          379,108            26,680
*  Oracle Corp.                                              629,398            26,592
   Emerson Electric Co.                                      325,052            26,573
   Atlantic Richfield Co.                                    232,811            25,784
   MCI Communications Corp.                                  981,496            25,642
   Anheuser-Busch Co., Inc.                                  368,305            24,630
   U S WEST Communications Group                             681,722            24,372
   Kellogg Co.                                               314,856            24,323
   Schlumberger Ltd.                                         350,292            24,258
*  Viacom International Class B                              504,706            23,910
   Southern Co.                                              964,619            23,754
   Lockheed Martin Corp.                                     290,011            22,911
*  Amgen, Inc.                                               385,208            22,824
   Sara Lee Corp.                                            701,057            22,346
   Sears, Roebuck & Co.                                      564,540            22,017
   Federal Home Loan Mortgage Corp.                          261,741            21,855
   J.P. Morgan & Co., Inc.                                   272,075            21,834
   Campbell Soup Co.                                         360,937            21,656
   First Data Corp.                                          322,889            21,593
   Xerox Corp.                                               156,158            21,394
   Banc One Corp.                                            566,601            21,389
   Chemical Banking Corp.                                    362,049            21,270
   Time Warner, Inc.                                         559,199            21,180
   WMX Technologies Inc.                                     702,109            20,976
   Pacific Telesis Group                                     620,355            20,859
   Monsanto Co.                                              166,878            20,443
*  AirTouch Communications                                   716,681            20,246
   Sprint Corp.                                              505,060            20,139
   Computer Associates
    International, Inc.                                      349,939            19,903
   Union Pacific Corp.                                       297,733            19,650
   AlliedSignal Inc.                                         409,604            19,456
   Warner-Lambert Co.                                        195,655            19,003
*  Tele-Communications Inc. Class A                          945,359            18,789
   The Seagram Co. Ltd.                                      540,304            18,708
   Medtronic, Inc.                                           334,720            18,702
*  COMPAQ Computer Corp.                                     384,866            18,474
   General Re Corp.                                          118,608            18,384
   First Chicago NBD Corp.                                   464,600            18,352
   H.J. Heinz Co.                                            534,852            17,717
   Pacific Gas & Electric Co.                                614,511            17,437
   Norwest Corp.                                             511,211            16,870
   Caterpillar, Inc.                                         285,994            16,802

                                                                                Market
                                                                                 Value
                                                              Shares            (000)+
--------------------------------------------------------------------------------------
   Baxter International, Inc.                                400,778      $     16,783
   United Technologies Corp.                                 176,628            16,758
   Rockwell International Corp.                              314,435            16,626
   Raytheon Co.                                              350,927            16,581
   United Healthcare Corp.                                   252,945            16,568
   Burlington Northern Santa Fe Corp.                        205,602            16,037
   The Dun & Bradstreet Corp.                                245,231            15,879
   Northern Telecom Ltd.                                     367,714            15,812
   The Chase Manhattan Corp.                                 259,105            15,708
   J.C. Penney Co., Inc.                                     328,020            15,622
   Automatic Data Processing, Inc.                           208,867            15,508
   May Department Stores Co.                                 361,110            15,257
   Wells Fargo & Co.                                          69,886            15,095
   First Interstate Bancorp.                                 110,034            15,020
   PNC Bank Corp.                                            464,514            14,981
   McDonnell Douglas Corp.                                   162,192            14,922
   Norfolk Southern Corp.                                    187,885            14,913
   Colgate-Palmolive Co.                                     210,783            14,807
   Fleet Financial Group, Inc.                               355,947            14,505
   CPC International, Inc.                                   211,089            14,486
   Nike, Inc. Class B                                        207,011            14,413
   ConAgra, Inc.                                             345,363            14,246
   Texas Instruments, Inc.                                   273,425            14,150
   The Bank of New York Co., Inc.                            289,613            14,119
   Duke Power Co.                                            296,694            14,056
*  Digital Equipment Corp.                                   217,851            13,970
   International Paper Co.                                   368,625            13,962
   CSX Corp.                                                 304,755            13,904
   Enron Corp.                                               364,380            13,892
   Archer-Daniels-Midland Co.                                767,767            13,820
   First Union Corp.                                         246,808            13,729
   Aluminum Co. of America                                   256,249            13,549
   Barrick Gold Corp.                                        511,653            13,495
   Texas Utilities Co.                                       327,068            13,451
   Deere & Co.                                               379,314            13,371
   Loews Corp.                                               170,585            13,370
   General Mills, Inc.                                       227,409            13,133
   PPG Industries, Inc.                                      283,864            12,987
   Merrill Lynch & Co., Inc.                                 254,441            12,976
*  U S WEST Media Group                                      682,620            12,970
   Phillips Petroleum Co.                                    379,261            12,942
   Tenneco, Inc.                                             258,287            12,817
   Weyerhaeuser Co.                                          294,366            12,731
*  Sun Microsystems, Inc.                                    275,044            12,549
   Gannett Co., Inc.                                         203,034            12,461
   KeyCorp                                                   342,857            12,429
   FPL Group, Inc.                                           267,763            12,417
   The Chubb Corp.                                           126,077            12,198
   AMP, Inc.                                                 315,119            12,093
   Albertson's, Inc.                                         365,856            12,028
   Micron Technology Inc.                                    298,961            11,846
   American Brands, Inc.                                     262,860            11,730
*  Boston Scientific Corp.                                   236,642            11,595
   Dean Witter Discover & Co.                                244,622            11,497
   Aetna Life & Casualty Co.                                 165,524            11,463
   SCEcorp                                                   644,825            11,446
   CIGNA Corp.                                               109,935            11,351
   SunTrust Banks, Inc.                                      165,396            11,330
   Wachovia Corp.                                            246,664            11,285
   Mellon Bank Corp.                                         204,625            10,999
   American Electric Power Co., Inc.                         269,760            10,925
   Consolidated Edison Co. of
    New York, Inc.                                           340,250            10,888
   Public Service Enterprise
    Group Inc.                                               354,307            10,851
   Walgreen Co.                                              357,155            10,670
   Corning, Inc.                                             332,022            10,625
   Unocal Corp.                                              357,860            10,423
   American General Corp.                                    297,586            10,378
   Dominion Resources, Inc.                                  251,243            10,364
   Pitney Bowes, Inc.                                        220,113            10,345
   U.S. Healthcare, Inc.                                     222,349            10,311
   Unicom Corp.                                              310,972            10,184
   Alcan Aluminium Ltd.                                      326,145            10,151
*  Applied Materials, Inc.                                   258,292            10,138
   Illinois Tool Works, Inc.                                 170,236            10,044
   The Goodyear Tire & Rubber Co.                            220,747            10,016
   Occidental Petroleum Corp.                                460,709             9,848
   Mattel, Inc.                                              319,755             9,832
   PECO Energy Corp.                                         321,414             9,683
   Entergy Corp.                                             329,811             9,647
   Ralston-Purina Group                                      153,324             9,564
   Marsh & McLennan Cos., Inc.                               105,970             9,405
   Westinghouse Electric Corp.                               567,736             9,368
   UST Inc.                                                  279,944             9,343
   First Bank System, Inc.                                   187,992             9,329
   Houston Industries, Inc.                                  380,348             9,223
   Georgia-Pacific Corp.                                     133,000             9,127
   Hercules, Inc.                                            161,506             9,105
   Browning-Ferris Industries, Inc.                          307,849             9,082
   Morgan Stanley Group, Inc.                                112,479             9,069
   The Limited, Inc.                                         518,610             9,011
   ITT Corp.                                                 168,944             8,954
   Honeywell, Inc.                                           183,848             8,940
   First Fidelity Bancorp.                                   118,429             8,927
   Wrigley (Wm.) Jr. Co.                                     168,234             8,832
   Loral Corp.                                               249,580             8,829
*  CUC International, Inc.                                   258,578             8,824
   The Gap, Inc.                                             208,726             8,766
   R.R. Donnelley & Sons Co.                                 222,464             8,759
   PacifiCorp                                                411,669             8,748
*  Toys R Us, Inc.                                           395,512             8,602
   Sysco Corp.                                               263,890             8,576
   Air Products & Chemicals, Inc.                            161,848             8,537

                                                                                Market
                                                                                 Value
                                                              Shares            (000)+
--------------------------------------------------------------------------------------
*  Cabletron Systems, Inc.                                   104,231     $       8,443
   Halliburton Co.                                           165,630             8,385
   Household International, Inc.                             141,276             8,353
   Placer Dome Group, Inc.                                   346,184             8,352
   W.R. Grace & Co.                                          140,901             8,331
   Barnett Banks, Inc.                                       140,477             8,288
   Textron, Inc.                                             122,238             8,251
*  AMR Corp.                                                 110,549             8,208
*  ITT Hartford Group, Inc.                                  168,944             8,173
   USX-Marathon Group                                        416,171             8,115
   Lincoln National Corp.                                    150,526             8,091
   ALLTEL Corp.                                              273,679             8,074
*  Federated Department Stores                               292,944             8,056
   Winn Dixie Stores, Inc.                                   218,107             8,043
   Conrail, Inc.                                             113,408             7,939
   Fluor Corp.                                               120,274             7,938
   MBNA Corp.                                                214,330             7,903
   Tyco International Ltd.                                   220,437             7,853
   Dayton-Hudson Corp.                                       104,371             7,828
   Lowes Cos., Inc.                                          232,530             7,790
   Central & South West Corp.                                278,624             7,767
   International Flavors &
    Fragrances, Inc.                                         160,670             7,712
   Morton International, Inc.                                214,095             7,681
   Carolina Power & Light Co.                                222,096             7,662
   Boatmen's Bancshares, Inc.                                187,185             7,651
   CoreStates Financial Corp.                                201,896             7,647
   Bankers Trust New York Corp.                              113,931             7,576
*  Novell, Inc.                                              534,524             7,550
   Bank of Boston Corp.                                      162,481             7,515
   Union Carbide Corp.                                       198,734             7,452
   Alco Standard Corp.                                       162,185             7,400
   Avon Products, Inc.                                        97,921             7,381
   Service Corp. International                               167,701             7,379
   TRW, Inc.                                                  94,665             7,337
   U.S. Bancorp                                              218,501             7,320
   Hershey Foods Corp.                                       112,094             7,286
   Eastman Chemical                                          116,284             7,282
   Masco Corp.                                               231,786             7,272
   Genuine Parts Co.                                         177,245             7,267
   DTE Energy Co.                                            209,441             7,226
   Nucor Corp.                                               126,270             7,213
   Transamerica Corp.                                         98,949             7,211
   Burlington Resources, Inc.                                182,715             7,172
   Becton, Dickinson & Co.                                    95,190             7,139
   Amerada Hess Corp.                                        134,192             7,112
   National City Corp.                                       213,231             7,063
   CINergy Corp.                                             226,098             6,924
   Marriott International                                    180,623             6,909
   Praxair, Inc.                                             201,880             6,788
   St. Paul Cos., Inc.                                       121,978             6,785
   Great Lakes Chemical Corp.                                 93,447             6,728
   Pioneer Hi Bred International                             120,831             6,721
*  3 Com Corp.                                               143,616             6,696
*  The Kroger Co.                                            178,410             6,690
   The Quaker Oats Co.                                       193,630             6,680
   Comerica, Inc.                                            165,289             6,632
   Williams Cos., Inc.                                       146,523             6,429
   Dresser Industries, Inc.                                  263,360             6,419
*  Silicon Graphics, Inc.                                    232,500             6,394
*  Humana, Inc.                                              233,545             6,393
   The McGraw-Hill Cos.                                       72,145             6,286
   SAFECO Corp.                                              181,835             6,273
   Rohm & Haas Co.                                            97,416             6,271
   Phelps Dodge Corp.                                        100,001             6,225
   Union Electric Co.                                        147,351             6,152
   Newmont Mining Corp.                                      135,823             6,146
*  DSC Communications Corp.                                  166,443             6,138
   Consolidated Natural Gas Co.                              134,711             6,113
   H & R Block, Inc.                                         150,702             6,103
   Baltimore Gas & Electric Co.                              212,919             6,068
*  LSI Logic Corp.                                           184,781             6,052
   Dover Corp.                                               163,936             6,045
*  Federal Express Corp.                                      81,571             6,026
   Panhandle Eastern Corp.                                   216,036             6,022
   Eaton Corp.                                               111,935             6,002
*  Tenet Healthcare Corp.                                    288,517             5,987
   General Public Utilities Corp.                            174,100             5,919
   Newell Co.                                                228,760             5,919
   Champion International Corp.                              139,226             5,847
   Rubbermaid, Inc.                                          227,972             5,813
   UNUM Corp.                                                105,045             5,777
   PP&L Resources Inc.                                       229,570             5,739
   Cooper Industries, Inc.                                   155,640             5,720
   American Stores Co.                                       213,601             5,714
   Inco Ltd.                                                 171,679             5,708
   Whirlpool Corp.                                           106,532             5,673
   Coastal Corp.                                             151,543             5,645
*  Computer Sciences Corp.                                    80,317             5,642
   Freeport-McMoRan Copper &
    Gold Inc. Class B                                        200,294             5,633
   Apple Computer, Inc.                                      177,063             5,622
   Tribune Co.                                                91,805             5,612
   Providian Corp.                                           137,406             5,599
   Dow Jones & Co., Inc.                                     140,067             5,585
   Ingersoll-Rand Co.                                        157,190             5,521
   Times Mirror Co. Class A                                  162,096             5,491
*  Crown Cork & Seal Co., Inc.                               130,784             5,460
   Delta Air Lines, Inc.                                      73,847             5,455
   Salomon, Inc.                                             153,548             5,451
   The Clorox Co.                                             76,006             5,444
   General Dynamics Corp.                                     90,890             5,374
   Reynolds Metals Co.                                        91,592             5,186
   Ohio Edison Co.                                           220,151             5,174

                                                                                Market
                                                                                 Value
                                                              Shares            (000)+
--------------------------------------------------------------------------------------
   Republic New York Corp.                                   81,406              5,057
   Great Western Financial Corp.                            197,218              5,029
   Sherwin-Williams Co.                                     123,036              5,014
   Baker Hughes, Inc.                                       203,769              4,967
   Interpublic Group of Cos., Inc.                          112,838              4,894
   W.W. Grainger, Inc.                                       73,340              4,859
   VF Corp.                                                  92,102              4,858
   Union Camp Corp.                                         101,895              4,853
   Southwest Airlines Co.                                   207,495              4,824
   Kmart Corp.                                              662,853              4,806
   Northern States Power Co.                                 97,722              4,801
   Jefferson-Pilot Corp.                                    102,980              4,789
   Nordstrom, Inc.                                          118,954              4,788
*  Tellabs, Inc.                                            127,756              4,727
   Kerr-McGee Corp.                                          74,435              4,727
   Golden West Financial Corp.                               84,883              4,690
   Torchmark Corp.                                          103,612              4,688
   Melville Corp.                                           151,561              4,661
   Dillard Department Stores Class A                        163,089              4,648
   Northrop Grumman Corp.                                    71,319              4,564
   Engelhard Corp.                                          207,908              4,522
   H.F. Ahmanson & Co.                                      169,503              4,492
   Premark International, Inc.                               88,312              4,471
   Willamette Industries, Inc.                               79,733              4,465
   Sonat, Inc.                                              124,901              4,450
   Pall Corp.                                               165,113              4,437
   Knight-Ridder, Inc.                                       70,861              4,429
   Harcourt General, Inc.                                   105,040              4,399
   Black & Decker Corp.                                     124,109              4,375
*  St. Jude Medical, Inc.                                   101,358              4,333
*  Price/Costco Inc.                                        282,322              4,305
   Hilton Hotels Corp.                                       69,724              4,288
   Laidlaw Inc. Class B                                     417,582              4,280
   Dana Corp.                                               146,307              4,279
   Rite Aid Corp.                                           121,287              4,154
   New York Times Co. Class A                               139,032              4,119
   Johnson Controls, Inc.                                    59,316              4,078
   Westvaco Corp.                                           146,492              4,065
   The Mead Corp.                                            77,645              4,057
   ITT Industries, Inc.                                     168,944              4,055
   Mallinckrodt Group, Inc.                                 110,767              4,029
   The Dial Corp.                                           135,757              4,022
   Comcast Corp. Class A Special                            221,468              4,014
*  National Semiconductor Corp.                             178,089              3,962
*  Ceridian Corp.                                            95,775              3,951
   Hasbro, Inc.                                             126,913              3,934
*  Western Atlas Inc.                                        76,840              3,880
   Circuit City Stores, Inc.                                140,272              3,875
   Avery Dennison Corp.                                      76,721              3,846
   Tandy Corp.                                               91,670              3,804
   Louisiana-Pacific Corp.                                  156,136              3,786
   USX-U.S. Steel Group                                     119,374              3,671
   Parker Hannifin Corp.                                    106,762              3,657
   Brown-Forman Corp. Class B                                99,900              3,646
   Raychem Corp.                                             63,609              3,618
*  Harrah's Entertainment, Inc.                             148,667              3,605
   Temple-Inland Inc.                                        81,223              3,584
   Beneficial Corp.                                          76,759              3,579
*  FMC Corp.                                                 52,918              3,579
   Sigma Aldrich Corp.                                       72,145              3,571
   Whitman Corp.                                            151,858              3,531
   Federal Paper Board Co., Inc.                             68,046              3,530
   Cyprus Amax Minerals Co.                                 134,637              3,517
   Deluxe Corp.                                             119,618              3,469
   Pacific Enterprises                                      122,566              3,462
   Wendy's International, Inc.                              157,403              3,345
   Brunswick Corp.                                          138,447              3,323
   Armstrong World Industries Inc.                           53,345              3,307
*  Owens-Corning Fiberglas Corp.                             73,659              3,305
   The Stanley Works                                         63,905              3,291
   Bausch & Lomb, Inc.                                       82,561              3,271
   Ashland Inc.                                              91,998              3,231
*  Columbia Gas Systems, Inc.                                73,213              3,212
   Manor Care Inc.                                           90,410              3,164
   Echlin, Inc.                                              86,436              3,155
   Maytag Corp.                                             155,793              3,155
   Homestake Mining Co.                                     199,796              3,122
   Polaroid Corp.                                            65,482              3,102
   SuperValu Inc.                                            98,082              3,090
   Harris Corp.                                              56,551              3,089
   Reebok International Ltd.                                109,107              3,082
   Allergan, Inc.                                            93,051              3,024
   Liz Claiborne, Inc.                                      107,657              2,987
   Sun Co., Inc.                                            109,032              2,985
   American Greetings Corp. Class A                         107,669              2,974
   Cooper Tire & Rubber Co.                                 120,699              2,972
*  Biomet, Inc.                                             166,978              2,964
*  ALZA Corp.                                               118,987              2,945
   Nalco Chemical Co.                                        97,102              2,925
   James River Corp.                                        118,361              2,855
   Pennzoil Co.                                              67,067              2,834
   Ryder System, Inc.                                       114,339              2,830
   Ecolab, Inc.                                              93,544              2,806
   Caliber System Inc.                                       56,424              2,758
   USF&G Corp.                                              162,714              2,746
   Darden Restaurants Inc.                                  228,787              2,717
   Worthington Industries, Inc.                             130,923              2,717
   Giant Food, Inc. Class A                                  85,968              2,708
   Moore Corp. Ltd.                                         144,004              2,682
*  Fruit of the Loom, Inc.                                  109,490              2,669
   Millipore Corp.                                           64,732              2,662
   C.R. Bard, Inc.                                           82,063              2,647
   Snap-On Inc.                                              58,229              2,635

                                                                                Market
                                                                                 Value
                                                              Shares            (000)+
--------------------------------------------------------------------------------------
   Freeport-McMoRan Copper &
    Gold Inc. Class A                                        92,217      $       2,582
   The BF Goodrich Co.                                       37,738              2,571
   Woolworth Corp.                                          191,993              2,496
   Advanced Micro Devices, Inc.                             150,461              2,483
   Foster Wheeler Corp.                                      57,837              2,458
   Mercantile Stores Co., Inc.                               53,145              2,458
   Boise Cascade Corp.                                       69,498              2,406
   Tektronix, Inc.                                           48,465              2,381
   Paccar, Inc.                                              56,061              2,355
   Harnischfeger Industries Inc.                             70,146              2,332
   Autodesk, Inc.                                            67,850              2,307
   Perkin-Elmer Corp.                                        60,998              2,303
   Santa Fe Pacific Gold Corp.                              189,532              2,298
   Pep Boys (Manny, Moe & Jack)                              89,515              2,294
*  Bethlehem Steel Corp.                                    162,453              2,274
   National Service Industries, Inc.                         69,677              2,256
   General Signal Corp.                                      68,467              2,217
*  Varity Corp.                                              59,327              2,202
   Comcast Corp. Class A                                    124,726              2,183
*  Andrew Corp.                                              56,091              2,145
   Cummins Engine Co., Inc.                                  57,917              2,143
   Thomas & Betts Corp.                                      28,899              2,131
   Louisiana Land & Exploration Co.                          48,308              2,071
*  King World Productions, Inc.                              53,064              2,063
   Teledyne Inc.                                             80,456              2,062
*  Oryx Energy Co.                                          150,731              2,016
   Niagara Mohawk Power Corp.                               208,323              2,005
   NICOR, Inc.                                               72,598              1,997
   Stone Container Corp.                                    138,185              1,987
   TJX Cos., Inc.                                           104,437              1,971
   ASARCO, Inc.                                              61,298              1,962
   Bemis Co., Inc.                                           76,259              1,954
   Echo Bay Mines Ltd.                                      183,058              1,899
   Pittston Services Group                                   60,240              1,890
   Briggs & Stratton Corp.                                   42,520              1,844
   EG & G, Inc.                                              74,690              1,811
   Shared Medical Systems Corp.                              33,483              1,808
*  Tandem Computers, Inc.                                   168,401              1,789
   Inland Steel Industries, Inc.                             70,404              1,769
   United States Surgical Corp.                              82,371              1,761
   McDermott International, Inc.                             78,461              1,726
   The Timkin Co.                                            45,017              1,722
   Fleetwood Enterprises, Inc.                               66,481              1,712
   Potlatch Corp.                                            42,161              1,687
   Scientific-Atlanta, Inc.                                 111,189              1,668
   Meredith Corp.                                            39,775              1,666
   Consolidated Freightways, Inc.                            62,801              1,664
   Crane Co.                                                 43,527              1,605
   ENSERCH Corp.                                             98,727              1,604
   Peoples Energy Corp.                                      50,405              1,600
   NorAm Energy Corp.                                       179,727              1,595
   Russell Corp.                                             56,453              1,567
*  Beverly Enterprises Inc.                                 142,194              1,511
   Ogden Corp.                                               70,540              1,508
   USLIFE Corp.                                              49,653              1,483
*  Amdahl Corp.                                             171,844              1,461
   Centex Corp.                                              40,866              1,420
   Longs Drug Stores, Inc.                                   29,326              1,404
*  Unisys Corp.                                             245,816              1,383
   Alberto-Culver Co. Class B                                39,788              1,368
   Jostens Inc.                                              55,837              1,354
   Pulte Corp.                                               38,672              1,300
   Safety-Kleen Corp.                                        82,808              1,294
   Cincinnati Milacron, Inc.                                 49,043              1,287
   Great Atlantic & Pacific Tea
    Co., Inc.                                                54,756              1,259
*  Santa Fe Energy Resources, Inc.                          130,800              1,259
   Adolph Coors Co. Class B                                  55,112              1,219
   Alexander & Alexander
    Services, Inc.                                           63,554              1,208
   Ball Corp.                                                43,631              1,200
*  Rowan Cos., Inc.                                         121,362              1,199
   Trinova Corp.                                             41,824              1,197
*  USAir Group, Inc.                                         90,106              1,194
   Springs Industries Inc. Class A                           28,764              1,190
*  Navistar International Corp.                             107,797              1,132
   Fleming Cos., Inc.                                        53,867              1,111
   Helmerich & Payne, Inc.                                   35,480              1,055
*  Intergraph Corp.                                          66,042              1,040
   Eastern Enterprises                                       29,157              1,028
*  Bally Entertainment Corp.                                 67,658                947
   John H. Harland Co.                                       44,362                926
*  Armco, Inc.                                              153,713                903
*  Cray Research, Inc.                                       36,460                902
   ONEOK, Inc.                                               39,078                894
*  Viacom International Class A                              18,016                827
   Giddings & Lewis, Inc.                                    49,424                803
   Midlantic Corp.                                           12,000                787
   Luby's Cafeterias, Inc.                                   33,774                752
   Community Psychiatric Centers                             61,178                750
*  Data General Corp.                                        53,789                740
   NACCO Industries, Inc. Class A                            12,950                719
   Kaufman & Broad Home Corp.                                46,945                698
*  Shoney's Inc.                                             57,906                594
   Outboard Marine Corp.                                     28,324                577
   Stride Rite Corp.                                         68,644                515
*  Ryan's Family Steak Houses, Inc.                          74,729                514
   Yellow Corp.                                              39,367                487
   Charming Shoppes, Inc.                                   141,617                398
   Brown Group, Inc.                                         24,549                350
   Handleman Co.                                             46,993                270
   Zurn Industries, Inc.                                     11,359                243
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (99.7%)(1)
   (Cost $5,108,451)                                                         6,653,182
--------------------------------------------------------------------------------------

                                                               Face             Market
                                                             Amount              Value
                                                              (000)             (000)+
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (.7%)
--------------------------------------------------------------------------------------
COMMERCIAL PAPER
 UBS Finance
  5.85%, 1/2/96                                             $42,521       $     42,514
U.S. TREASURY BILL--NOTE D
  5.33%, 3/21/96                                              2,500              2,473
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $44,986)                                                                 44,987
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
 (Cost $5,153,437)                                                           6,698,169
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.4%)
--------------------------------------------------------------------------------------
 Other Assets--Note E                                                          209,746
 Liabilities--Note E                                                          (233,525)
                                                                              ---------
                                                                               (23,779)
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
 Applicable to 115,219,583 outstanding
  shares of beneficial interest
  (unlimited authorization)                                                 $6,674,390
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                       $57.93
=======================================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

(1)The combined market value of common stocks and Standard & Poor's 500 Index futures contracts represents 100.2% of net assets.


---------------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
                                                                Amount              Per
                                                                 (000)            Share
                                                                 -----            -----
Paid in Capital--Note C                                    $5,113,461            $44.38
Undistributed Net
  Investment Income                                             4,834               .04
Accumulated Net
  Realized Gains--Note C                                       11,549               .10
Unrealized Appreciation
  (Depreciation)--Note D:
   Investment Securities                                     1,544,732            13.41
   Futures Contracts                                              (186)              --
---------------------------------------------------------------------------------------
NET ASSETS                                                  $6,674,390           $57.93
---------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                                         Year Ended
                                                                                                  December 31, 1995
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
     Dividends      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $   121,661
     Interest       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        501
------------------------------------------------------------------------------------------------------------------
               Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    122,162
------------------------------------------------------------------------------------------------------------------
  EXPENSES
     The Vanguard Group--Note B   . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3,057
------------------------------------------------------------------------------------------------------------------
               Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3,057
------------------------------------------------------------------------------------------------------------------
                  Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . .                    119,105
------------------------------------------------------------------------------------------------------------------
  REALIZED NET GAIN
     Investment Securities Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . .                     34,733
     Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     10,133
------------------------------------------------------------------------------------------------------------------
                  Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . .                     44,866
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,312,241
     Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       (378)
-------------------------------------------------------------------------------------------------------------------
                  Change in Unrealized Appreciation (Depreciation)  . . . . . . . . . .                  1,311,863
------------------------------------------------------------------------------------------------------------------
                  Net Increase in Net Assets Resulting from Operations  . . . . . . . .                 $1,475,834
==================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED                 Year Ended
                                                                       DECEMBER 31, 1995          December 31, 1994
                                                                                   (000)                      (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . .           $  119,105              $     86,437
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .               44,866                    59,110
   Change in Unrealized Appreciation (Depreciation) . . . . . . . .            1,311,863                  (104,278)
-------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
       Resulting from Operations  . . . . . . . . . . . . . . . . .            1,475,834                    41,269
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . .             (126,041)                  (86,378)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .              (17,546)                  (24,704)
-------------------------------------------------------------------------------------------------------------------
     Total Distributions  . . . . . . . . . . . . . . . . . . . . .             (143,587)                 (111,082)
-------------------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--NOTE A  . . . . . . . . . . . . . . . . .                9,730                     1,482
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued   -- Regular  . . . . . . . . . . . . . . . . . . . . . .            2,362,829                   872,789
            -- In Lieu of Cash Distributions  . . . . . . . . . . .              128,566                   101,035
            -- Exchange   . . . . . . . . . . . . . . . . . . . . .              173,742                    62,420
   Redeemed -- Regular  . . . . . . . . . . . . . . . . . . . . . .             (543,904)                 (731,115)
            -- Exchange   . . . . . . . . . . . . . . . . . . . . .              (53,975)                  (74,579)
-------------------------------------------------------------------------------------------------------------------
     Net Increase from Capital Share Transactions . . . . . . . . .            2,067,258                   230,550
------------------------------------------------------------------------------------------------------------------
     Total Increase . . . . . . . . . . . . . . . . . . . . . . . .            3,409,235                   162,219
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . .            3,265,155                 3,102,936
------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . .           $6,674,390                $3,265,155
==================================================================================================================
   (1)  Distributions Per Share
        Net Investment Income . . . . . . . . . . . . . . . . . . .                $1.27                     $1.21
        Realized Net Gain . . . . . . . . . . . . . . . . . . . . .                $ .16                     $ .34
------------------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued  . . . . . . . . . . . . . . . . . . . . . . . . . .               48,924                    21,720
        Issued in Lieu of Cash Distributions  . . . . . . . . . . .                2,354                     2,327
        Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . .              (11,612)                  (18,694)
-------------------------------------------------------------------------------------------------------------------
                                                                                  39,666                     5,353
------------------------------------------------------------------------------------------------------------------
   (3)  Undistributed Net Investment Income   . . . . . . . . . . .           $    4,834                $    2,040
------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                                  Year Ended December 31,
                                                                ---------------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995         1994        1993         1992        1991
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . .            $43.22       $44.20      $41.45       $39.91     $31.62
                                                                -------      -------     -------      -------    -------
INVESTMENT OPERATIONS
    Net Investment Income . . . . . . . . . . . . . .              1.28         1.23        1.20         1.17       1.16
    Net Realized and Unrealized Gain (Loss)
       on Investments . . . . . . . . . . . . . . . .             14.86         (.66)       2.92         1.79       8.35
                                                                -------      -------     -------      -------    -------
         TOTAL FROM INVESTMENT OPERATIONS     . . . .             16.14          .57        4.12         2.96       9.51
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income  . . . . . .             (1.27)       (1.21)      (1.19)       (1.17)     (1.16)
    Distributions from Realized Capital Gains . . . .              (.16)        (.34)       (.18)        (.25)      (.06)
                                                                -------      -------     -------      -------    -------
         TOTAL DISTRIBUTIONS    . . . . . . . . . . .             (1.43)       (1.55)      (1.37)       (1.42)     (1.22)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . .            $57.93       $43.22      $44.20       $41.45     $39.91
=========================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . .           +37.60%       +1.31%     +10.02%       +7.54%    +30.34%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . .            $6,674       $3,265      $3,103       $1,525     $1,069
Ratio of Expenses to Average Net Assets . . . . . . .              .06%         .07%        .07%         .07%       .08%
Ratio of Net Investment Income to
    Average Net Assets  . . . . . . . . . . . . . . .             2.49%        2.80%       2.72%        2.94%      3.15%
Portfolio Turnover Rate . . . . . . . . . . . . . . .               4%+         23%+         4%+          9%+         4%
-------------------------------------------------------------------------------------------------------------------------

+ Portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.

                         NOTES TO FINANCIAL STATEMENTS


Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices; securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. FUTURES: The Fund utilizes Standard & Poor's 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing transaction costs. The Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund may pay redeeming shareholders from its cash balance and reduce its futures position accordingly. Returns may be enhanced by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities.

    The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the underlying index and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. The Vanguard Group, Inc. provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the Fund. For the year ended December 31, 1995, the fee for such services represented an effective annual rate of .06 of 1% of average net assets. The Fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1995, purchases and sales of investment securities other than U.S. Government securities and temporary cash investments were $2,258,953,000 and $207,448,000, respectively.

During the year ended December 31, 1995, the Fund realized $11,966,000 of net capital gains resulting from in-kind redemptions. Such gains are not taxable to the Fund and therefore will not be distributed to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to paid in capital.

D. At December 31, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $1,544,732,000, of which $1,610,296,000 related to appreciated securities and $65,564,000 related to depreciated securities.

At December 31, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring in March 1996, the related unrealized depreciation, and the market value of securities deposited as initial margin for those contracts were $31,850,000, $186,000, and $2,473,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 1995, was $7,265,000, for which the Fund had received cash collateral of $7,394,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Vanguard Institutional Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996




                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                     FOR VANGUARD INSTITUTIONAL INDEX FUND

Corporate shareholders should note that for the fiscal year ended December 31, 1995, 93.0% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, DIRECTOR of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

James O. Welch, Jr., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           [THE VANGUARD GROUP LOGO]

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q940-12/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                       VANGUARD INSTITUTIONAL INDEX FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

A graphic chart illustrating annual total returns between Growth Stocks versus Value Stocks (Standard & Poor's Growth Index and Standard & Poor's Value Index) for the fiscal years 1990 through 1995. Line charts illustrating cumulative returns between Large Stocks versus Small Stocks (Standard & Poor's 500 Index, Wilshire 4500 Index and Russell 2000 Index) for the fiscal years 1990 through 1995 appears at the top of page two.

A graphic chart illustrating the percent of General Equity Funds outperformed by S&P 500 Index for the fiscal years 1971 through 1995 appears at the bottom of page three.

Line chart illustrating cumulative performance between Vanguard Institutional Index Fund, Average General Equity Fund and Standard & Poor's 500 Index, average Annual Total Returns for the period July 31, 1990, to December 31, 1995 appears at the bottom of page four.

Graphic chart illustrating performance between Growth and Value Funds versus Index Trust 500 for the ten year period ended December 31, 1995 appears at the top of page five.

A running head featuring a cannon and battleships in the background appears at the top of page seven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through eighteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.